EXHIBIT 10.40

                  SIXTH AMENDMENT TO REVOLVING CREDIT AGREEMENT

                  This Sixth Amendment is made as of this 23rd day of August, 1996, but effective as of July 1, 1996, by and among K-TEL INTERNATIONAL (USA), INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel USA"), DOMINION ENTERTAINMENT, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("Dominion"; K-Tel USA and Dominion are sometimes herein collectively referred to as the "Borrowers" and each is sometimes individually referred to as a "Borrower"), and TCF BANK MINNESOTA FSB, a federally chartered stock savings bank (the "Bank").

                                    RECITALS

                  A. The Borrowers and the Bank have entered into a Revolving Credit Agreement dated as of July 22, 1994, as amended by a First Amendment to Revolving Credit Agreement dated as of January 30, 1995, by a Second Amendment to Revolving Credit Agreement and to Revolving Note dated as of July 20, 1995, by a Third Amendment to Revolving Credit Agreement dated as of October 2, 1995, by a Fourth Amendment to Revolving Credit Agreement and to Revolving Note dated as of November 28, 1995 and by a Fifth Amendment to Revolving Credit Agreement and to Revolving Note dated as of December 28, 1995 (as amended, the "Credit Agreement"), pursuant to which the Bank, subject to the terms and conditions set forth therein, agreed to make revolving advances to the Borrowers in the aggregate amount of up to $2,750,000.

                  B. The Borrowers' joint and several obligation to repay the revolving advances made by the Bank under the Credit Agreement is evidenced by the Borrowers' Revolving Note dated October 2, 1995, payable to the Bank's order in the original principal amount of $3,500,000, as amended (the "Previous Note"). As of August 14, 1996, the outstanding principal balance of the Previous Note was zero and interest thereon has been paid through August 1, 1996.

                  C. K-Tel, Inc., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel") and the Bank have entered into a Revolving Credit Agreement dated as of January 30, 1995, as amended by a First Amendment to Revolving Credit Agreement and to Revolving Note dated as of July 20, 1995, by a Second Amendment to Revolving Credit Agreement dated as of October 2, 1995, by a Third Amendment to Revolving Credit Agreement and to Revolving Note dated as of November 28, 1995 and by a Fourth Amendment to Revolving Credit Agreement and to Revolving Note dated as of December 28, 1995 (as amended, the "K-Tel Credit Agreement"), pursuant to which the Bank, subject to the terms and conditions set forth therein, agreed to make revolving advances to K-Tel in the aggregate amount of up to $2,500,000.

                  D. K-Tel's obligation to repay the revolving advances made by the Bank under the K-Tel Credit Agreement is evidenced by K-Tel's Revolving Note dated January 30, 1995, payable to the Bank's order in the original principal amount of $3,000,000, as amended (the "K-Tel Revolving Note"). As of August 14, 1996, the outstanding principal balance of the K-Tel Revolving Note was zero and interest thereon has been paid through August 1, 1996.

                  E. The Borrowers and K-Tel desire to merge K-Tel into K-Tel USA with K-Tel USA as the surviving corporation.

                  F. The Borrowers have requested, among other things, that the Bank (i) consent to the merger of K-Tel into K-Tel USA with K-Tel USA as the surviving corporation, (ii) amend certain provisions of the Credit Agreement in view of such merger and (iii) waive certain Events of Default on the part of K-Tel USA and Dominion.

                  G. The Bank is willing to grant the Borrowers' requests subject to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, the parties hereto agree as follows:

                  1. All capitalized terms used in this Sixth Amendment, unless specifically defined herein, shall have the meanings given to such terms in the Credit Agreement.

                  2. Events of Default have occurred under Section 7.1(c) of the Credit Agreement because (i) K-Tel USA did not have a minimum Capital Base of at least $3,000,000 as of May 31, 1996 and June 30, 1996 as required by Section
5.10 of the Credit Agreement, (ii) K-Tel USA did not have a Debt to Capital Base Ratio of less than 5.0 to 1.0 as of May 31, 1996 and June 30, 1996 as required by Section 5.8 of the Credit Agreement and (iii) Dominion did not have a minimum Capital Base of at least $2,300,000 as of May 31, 1996 and June 30, 1996 as required by Section 5.11 of the Credit Agreement. Upon the terms and subject to the conditions set forth in this Sixth Amendment, the Bank hereby waives the foregoing Events of Default. This waiver shall be effective only in this specific instance and for the specific purpose for which it is given, and this waiver shall not entitle the Borrower to any other or further waiver in any similar or other circumstances.

                  3. The Bank hereby consents to the merger of K-Tel into K-Tel USA with K-Tel USA as the surviving corporation, subject to the terms and conditions of this Sixth Amendment.

                  4. Section 1.1 of the Credit Agreement is hereby amended by deleting the existing definitions of "Commitment Amount", "Loan Documents" and "Returns" and by substituting therefor the following new definitions:

                  "'Commitment Amount' means $5,000,000."

                  "'Loan Documents' means this Agreement, the Note, the Security Documents and the Letter of Credit Applications."

                  "'Returns' means, as of the date of determination, the sum of
         (i) 20% of K-Tel USA's billed and unpaid Accounts generated from the sale of music products, plus (ii) 10% of K-Tel USA's billed and unpaid Accounts generated from the sale of all other products, including, without limitation, consumer products."

                   5. Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions of "L/C Amount", "Letter of Credit", "Letter of Credit Applications", "Obligation of Reimbursement", "Previous Note", "Sixth Amendment" and "Special Account" in the appropriate alphabetical locations:

                  "'L/C Amount' means the sum of (i) the aggregate face amount of any issued and outstanding Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement."

                  "'Letters of Credit' has the meaning specified in Section 2.11 hereof."

                  "'Letter of Credit Applications' has the meaning specified in
         Section 2.11 hereof."

                  "'Obligation of Reimbursement' has the meaning specified in
         Section 2.11 hereof."

                  "'Previous Note' means that certain promissory note issued by the Borrowers, payable to the order of the Bank, in the principal amount of $3,500,000, dated as of October 2, 1995, as amended, which was issued in substitution for, and in replacement of, not in payment of the Borrowers' revolving note dated as of January 30, 1995, payable to the Bank's order in the original principal amount of $2,000,000."

                  "'Sixth Amendment' means that certain Sixth Amendment to Revolving Credit Agreement dated as of August __, 1996, but effective as of July 1, 1996, between the Bank and the Borrowers."

                  "'Special Account' means a cash collateral account maintained by the Bank in connection with Letters of Credit, as contemplated by
         Section 2.11."

                  6. Section 2.1 of the Credit Agreement is hereby amended to read as follows:

                  "Section 2.1 The Advances. The Bank agrees, on the terms and conditions here set forth, to make Advances to the Borrowers from time to time during the period from the date when all of the conditions set forth in Section 3.1 hereof are met (the "Closing Date") to and including the Commitment Termination Date in an aggregate amount not to exceed at any time outstanding the Borrowing Base less the L/C Amount. Within the above limits, the Borrowers may borrow, prepay pursuant to
         Section 2.7 and reborrow under this Section 2.1. The Borrowers' obligation to pay the Advances made by the Bank shall be evidenced by a single promissory note of the Borrowers, dated as of the date of the Sixth Amendment, payable to the order of the Bank appropriately completed in substantially the form of Exhibit A attached to the Sixth Amendment, as the same may be renewed, extended, amended or any note shall be issued in substitution therefor from time to time (the "Note"). The Note has been issued in substitution for, and in replacement of, but not in payment of, the Previous Note. The Note shall bear interest in accordance with Section 2.3 hereof and principal of and interest on the Note shall be due and payable as provided in
         Section 2.5 hereof."

                  7. Section 2.6 of the Credit Agreement is hereby amended to read as follows:

                  "Section 2.6 Mandatory Prepayments. The Borrowers shall, within one Business Day following the delivery of each Borrowing Base Certificate under Section 5.1(e) hereof, prepay the Advances in the amount, if any, by which the sum of the outstanding principal amount of the Advances and of the L/C Amount on the date of prepayment under this
         Section 2.6 exceeds the Borrowing Base set forth in such Borrowing Base Certificate."

                  8. Section 2.10 of the Credit Agreement is hereby amended to read as follows:

                  "Section 2.10 Use of Loan Proceeds. The Borrowers shall use the proceeds of each Advance for general working capital purposes and to make advances to Affiliates to the extent permitted by this Agreement. The Borrowers will use each Letter of Credit for general corporate purposes."

                  9. Article II of the Credit Agreement is hereby amended by adding the following new Section 2.11 immediately following Section 2.10:

                  "Section 2.11  Letters of Credit.

                           (a) Subject to the terms and conditions set forth in
                  this Section 2.11 and in Article III, the Bank shall issue one or more letters of credit for the account of the Borrowers (each a "Letter of Credit") from time to time during the period from the date hereof to and including the Commitment Termination Date, in an aggregate amount at any time outstanding not to exceed the lesser of (i) $2,000,000 or (ii) the Borrowing Base less the sum of (A) all outstanding Advances under this Agreement and (B) the L/C Amount.

                           (b) The Borrowers acknowledge and agree that the
                  Letters of Credit issued under this Section 2.11 include all letters of credit existing as of the date of this Sixth Amendment and listed on Schedule 2.11 attached to the Sixth Amendment (the "Existing Letters of Credit"). The Borrowers further acknowledge that they are jointly and severally liable for all reimbursement and other obligations with respect to the Existing Letters of Credit.

                           (c) Whenever the Borrowers desire to obtain issuance
                  of a Letter of Credit, the Borrowers shall request the same by written notice to the Bank from the Borrowers, which notice or request shall specify the date of the requested issuance (which date shall be a Business Day). Prior to the requested date of issuance, the Borrowers shall provide the Bank with an application for letter of credit in a form provided by the Bank (each a "Letter of Credit Application") duly executed on behalf of the Borrowers. The Borrowers acknowledge and agree that (i) the Letter of Credit Applications include all letter of credit applications executed in connection with the Existing Letters of Credit and (ii) the Borrowers are jointly and severally liable with respect to all obligations under the letter of credit applications executed in connection with the Existing Letters of Credit. The terms and conditions set forth in each such Letter of Credit Application shall supplement the terms and conditions hereof, but in the event of inconsistency between the terms of any such Letter of Credit Application and the terms hereof, the terms hereof shall control. Any request for the issuance of a Letter of Credit under this Section 2.11 shall be deemed to be a representation by the Borrowers that
                  (i) the conditions set forth in this Section 2.11 have been met, and (ii) the statements set forth in Section 3.2 hereof are correct as of the time of the request.

                           (d) The Borrowers shall pay to the Bank a letter of
                  credit fee in connection with each Letter of Credit issued hereunder as determined by the Bank on a case-by-case basis. Each such letter of credit fee shall be payable at the time or times determined by the Bank. In addition, the Borrowers agree to pay to the Bank, on written demand by the Bank, the administrative fees charged by the Bank in the ordinary course of business in connection with the honoring of drafts under any Letter of Credit, and all other activity with respect to the Letters of Credit at the then-current rates of the Bank.

                           (e) Draws under any Letter of Credit shall be
                  reimbursed to the Bank in accordance with the applicable Letter of Credit Application and as follows:

                                    (i) Whenever a draft under a Letter of
                           Credit is presented to the Bank for payment, the Borrowers hereby agree to immediately reimburse the Bank for the amount paid by the Bank under the Letter of Credit, plus any and all reasonable charges and expenses that the Bank may pay or incur relative to such draw, plus interest on all such amounts, charges and expenses as set forth below (all such amounts with respect to all Letters of Credit are hereinafter referred to, collectively, as the "Obligation of Reimbursement").

                                    (ii) The Borrowers hereby agree to pay to
                           the Bank, on demand of the Bank, interest on all amounts, charges and expenses payable by the Borrowers to the Bank under this Section 2.11, accrued from the date any such draft, charge or expense is paid by the Bank until payment in full by the Borrowers at the interest rate in effect under
                           Section 2.3 hereof.

                                    (iii) If the Borrowers fail to pay to the
                           Bank promptly the amount of its Obligation of Reimbursement in accordance with the terms of this Agreement and of the applicable Letter of Credit Applications, the Bank is hereby irrevocably authorized and directed, in its sole discretion, to make an Advance under Section 2.1 hereof in an amount sufficient to discharge the Obligation of Reimbursement, including all interest accrued thereon but unpaid at the time of such Advance, and such Advance shall be added to the outstanding principal balance of the Note.

                           (f) On the Commitment Termination Date or earlier
                  termination of the Commitment, the Borrowers shall pay to the Bank in immediately available funds for deposit in the Special Account an amount equal to the maximum aggregate amount available to be drawn under all Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder. Amounts on deposit in the Special Account may be applied by the Bank at any time or from time to time to the Borrower's Obligation of Reimbursement or any other obligations of the Borrowers to the Bank arising under this Agreement or otherwise, in the Bank's sole discretion, and shall not be subject to withdrawal by the Borrowers so long as the Bank maintains a security interest therein.

                           (g) The Borrowers hereby pledge, and grant to the
                  Bank a security interest in, all funds held in the Special Account from time to time and all proceeds thereof, as security for the payment of all present and future Obligations of Reimbursement and all other amounts due and to become due from the Borrowers to the Bank pursuant to this Agreement or otherwise. The Bank shall have full ownership and control of the Special Account, and the Borrowers shall have no right to withdraw the funds maintained in the Special Account."

                  10. Section 3.2 of the Credit Agreement is hereby amended to read as follows:

                  "Section 3.2 Conditions Precedent to All Advances and to Issuance of All Letters of Credit. The Bank's obligation to make each Advance (including the initial Advance) and to issue any Letter of Credit shall be subject to the further conditions precedent that on the date of making such Advance or of issuing such Letter of Credit, as the case may be, the statements set forth in (a) and (b) below shall be true (and the Borrowers' receipt of the proceeds or benefit of such Advance or such Letter of Credit shall be deemed to constitute a representation and warranty by the Borrowers that such statements are true on such date):

                           (a) The representations and warranties contained in
                  Article IV of this Agreement are correct on and as of the date of such Advance or such Letter of Credit as though made on and as of such date;

                           (b) No event has occurred and is continuing, or would
                  result from the making of such Advance or the issuance of such Letter of Credit, which constitutes a Default or an Event of Default."

                   11. Section 5.1(a) of the Credit Agreement is hereby amended by deleting the words "a certificate of the chief financial officer of such Borrower substantially in the form of Exhibit I to the First Amendment" as it appears in the twenty-second through twenty-fourth lines thereof and by substituting therefor the words "a certificate of the chief financial officer of such Borrower substantially in the form of Exhibit B to the Sixth Amendment".

                   12. Section 5.1(b) of the Credit Agreement is hereby amended by deleting the words "a certificate of the chief financial officer of such Borrower substantially in the form of Exhibit I to the First Amendment" as it appears in the seventeenth through nineteenth lines thereof and by substituting therefor the words "a certificate of the chief financial officer of such Borrower substantially in the form of Exhibit B to the Sixth Amendment."

                  13. Section 5.8 of the Credit Agreement is hereby amended to read as follows:

                  "Section 5.8 Debt to Capital Base Ratio of K-Tel USA. K-Tel USA will maintain at all times the ratio of its Debt to Capital Base at not more than 13.0 to 1.0."

                  14. Section 5.9 of the Credit Agreement is hereby amended to read as follows:

                  "Section 5.9 Debt to Capital Base Ratio of Dominion. Dominion will maintain at all times the ratio of its Debt to Capital Base at not more than 0.50 to 1.00."

                  15. Section 5.10 of the Credit Agreement is hereby amended to read as follows:

                  "Section 5.10 Capital Base of K-Tel USA. K-Tel USA will maintain at all times its Capital Base in an amount not less than $1,500,000."

                  16. Section 5.11 of the Credit Agreement is hereby amended to read as follows:

                  "Section 5.11 Capital Base of Dominion. Dominion will maintain at all times its Capital Base in an amount not less than $1,800,000."

                  17. Article V of the Credit Agreement is hereby amended by adding the following new Section 5.12 immediately following existing Section 5.11:

                  "Section 5.12 Minimum Inventory Reserve for Non-Music Products. K-Tel USA shall at all times maintain an inventory reserve with respect to all non-music inventory, in an amount not less than $300,000."

                  18. Section 6.7(b) of the Credit Agreement is hereby amended to read as follows:

                  "(b) Accounts receivable from and advances to Affiliates of K-Tel USA; provided, however, without the Bank's prior written consent, the aggregate amount of accounts receivable from and advances to all Affiliates of K-Tel USA shall not exceed $5,000,000 in the aggregate at any time."

                  19. Section 6.8 of the Credit Agreement is hereby amended to read as follows:

                  "Section 6.8 Investments of Dominion. Dominion will not purchase or hold beneficially any stock or other securities or evidence of indebtedness of, make or permit to exist any loans advances to, or make any investment or acquire any interest whatsoever in, any other Person, except:

                           (a) Investments in direct obligations of the United
                  States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-1" or "A-2" by Standard & Poors Corporation "P-1" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity or one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000.

                           (b) Accounts receivable from and advances to
                  Affiliates of Dominion; provided, however, without the Bank's prior written consent, the aggregate amount of accounts receivable from and advances to all Affiliates of Dominion shall not exceed $2,300,000 at any time."

                  20. Section 6.13 of the Credit Agreement is hereby amended to read as follows:

                  "Section 6.13 Capital Expenditures to Acquire Copyrights in Sound Recordings, Compilations and Compositions. K-Tel USA will not make any Capital Expenditure to acquire copyrights in Sound Recordings, Compilations and/or Compositions or long-term licenses (having a term of more than 5 years) of copyrights. Dominion will not make any Capital Expenditure to acquire copyrights in Sound Recordings, Compilations and/or Compositions or long-term licenses (having a term of more than 5 years) of copyrights if, after giving effect to any such Capital Expenditure, (i) the aggregate amount of Capital Expenditures made by Dominion to acquire copyrights in Sound Recordings, Compilations, Compositions and/or long-term licenses of copyrights would exceed $2,500,000 during the period from July 22, 1994 through the Commitment Termination Date or (ii) the Borrowers would not be in compliance with all provisions of this Agreement."

                  21. Section 7.1(a) of the Credit Agreement is hereby amended to read as follows:

                  "(a) Default in the payment of any interest on or principal of the Note when due, including, without limitation, any mandatory prepayment required under Section 2.6 hereof, or default in the payment of any Obligation of Reimbursement when due."

                  22. This Sixth Amendment shall not become effective until the Bank shall have received each of the following in form and substance acceptable to the Bank:

                  (a) The Note, duly executed on behalf of the Borrowers.

                  (b) A certified copy of the resolutions of the Board of Directors of K-Tel USA evidencing approval of this Sixth Amendment and the Note and other matters contemplated hereby, certified by the Secretary or Assistant Secretary of K-Tel USA as being a true, correct and complete copy thereof which has been duly adopted and is in full force and effect, together with a certificate of such Secretary or Assistant of K-Tel USA certifying the names and true signatures of the officers of K-Tel USA authorized to sign this Sixth Amendment and the Note and the other documents to be delivered by K-Tel USA hereunder.

                  (c) A certified copy of the resolutions of the Board of Directors of Dominion evidencing approval of this Sixth Amendment and the Note and other matters contemplated hereby, certified by the Secretary or Assistant Secretary of Dominion as being a true, correct and complete copy thereof which has been duly adopted and is in full force and effect, together with a certificate of such Secretary or Assistant of Dominion certifying the names and true signatures of the officers of Dominion authorized to sign this Sixth Amendment and the Note and the other documents to be delivered by Dominion hereunder.

                  (d) A Certificate of the Secretary of K-Tel USA certifying as to the fact that the articles of incorporation and bylaws of K-Tel USA, which were previously certified and delivered to the Bank continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered.

                  (e) A Certificate of the Secretary of Dominion certifying as to the fact that the articles of incorporation and bylaws of Dominion, which were previously certified and delivered to the Bank continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered.

                  (f) A copy of the Articles of Merger, certified by the Minnesota Secretary of State, pursuant to which K-Tel was merged into K-Tel USA, with K-Tel USA as the surviving corporation.

                  (g) The Acknowledgment and Agreement of Guarantor attached below.

                  (h) An Opinion of Counsel to the Borrowers and the Guarantor.

                  (i) Such other items as the Bank may require.

                  23. References. From and after the date of this Sixth
Amendment: (i) all references in the Loan Documents to "the Note" shall be deemed to refer to the Note as defined in, and delivered under, this Sixth Amendment; and (ii) all references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended by this Sixth Amendment.

                  24. No Other Changes. Except as explicitly amended by this Sixth Amendment, all of the original terms and conditions of the Credit Agreement shall remain in full force and effect.

                  25. No Other Waiver. Except as explicitly set forth in paragraph 2 of this Sixth Amendment, the execution of this Sixth Amendment and acceptance of any documents related thereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or any other Loan Document, whether or not known to the Bank and whether or not such Default or Event of Default exists on the date of this Sixth Amendment.

                  26. Release. The Borrowers and K-Tel International, Inc. by signing the Acknowledgment and Agreement of Guarantor set forth below, each hereby absolutely and unconditionally releases and forever discharges the Bank, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrowers or any Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Sixth Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

                  27. Expenses. The Borrowers hereby reaffirm their agreement under Section 8.5 of the Credit Agreement. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Sixth Amendment and the documents and instruments incidental thereto.

                  28. Counterparts. This Sixth Amendment and the Acknowledgment and Agreement of Guarantor may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed as of the date first above written.


                                  K-TEL INTERNATIONAL (USA), INC.


                                  By   /S/ Mark Dixon
                                       -------------------------------------
                                       Its       V.P.


                                  DOMINION ENTERTAINMENT, INC.


                                  By   /S/ Mark Dixon
                                       -------------------------------------
                                       Its       V.P.



                                  TCF BANK MINNESOTA fsb


                                  By   /S/ Richard D. Larson
                                       -------------------------------------
                                       Its       Vice President

                                  And

                                       By   /S/ Milli A. Navara
                                       -------------------------------------
                                            Its     Assistant Vice President



                    ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR


                  The undersigned, K-Tel International, Inc., a guarantor of the indebtedness of K-Tel International (USA), Inc. and Dominion Entertainment, Inc. (together, the "Borrowers") to the Bank pursuant to its Guaranty dated as of July 22, 1994 (the "Guaranty), hereby (i) acknowledges receipt of the foregoing Sixth Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 26 of the foregoing Sixth Amendment) and execution thereof; (iii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty, its Amended and Restated Collateral Pledge Agreement (the "Pledge Agreement") dated as of January 30, 1995 and its Amended and Restated Security Agreement dated as of January 30, 1995 (the "Security Agreement"); and
(iv) acknowledges and agrees that the Bank may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty, Pledge Agreement and/or its Security Agreement for all of the present and future indebtedness of the Borrowers to the Bank.


                                       K-TEL INTERNATIONAL, INC.


                                       By    /S/ Mark Dixon
                                       -------------------------------------
                                             Its      V.P.




                                                                SCHEDULE 2.11 TO
                                                              SIXTH AMENDMENT TO
                                                      REVOLVING CREDIT AGREEMENT


                     Schedule of Existing Letters of Credit
                      as of the Date of the Sixth Amendment


    L/C NUMBER         DATE ISSUED           AMOUNT            EXPIRY DATE
    ----------         -----------           ------            -----------

     I147157             6/20/96            $222,480.00          8/30/96
     I147610             7/15/96             $41,488.80          8/15/96
     I147761             7/19/96            $185,400.00          9/13/96
     I148016             7/26/96             $44,550.00          8/30/96
     I148017             7/26/96             $32,625.00          8/23/96
      96-004             5/20/95             $20,000.00          5/31/97






                                                    EXHIBIT A TO SIXTH AMENDMENT
                                                   TO REVOLVING CREDIT AGREEMENT



                                 REVOLVING NOTE
                        (K-TEL INTERNATIONAL (USA), INC.
                        AND DOMINION ENTERTAINMENT, INC.)


$5,000,000.00                                                   August 23, 1996


                  FOR VALUE RECEIVED, the undersigned, K-TEL INTERNATIONAL
(USA), INC., a Minnesota corporation ("K-Tel USA"), and DOMINION ENTERTAINMENT, INC., a Minnesota corporation ("Dominion"; collectively K-Tel USA and Dominion are called the "Borrowers"), hereby jointly and severally promise to pay to the order of TCF BANK MINNESOTA fsb (the "Bank"), on November 30, 1996, the principal sum of Five Million Dollars ($5,000,000.00) or, if less, the aggregate unpaid principal amount of all Advances (as defined in the Credit Agreement) made by the Bank to the Borrowers under the Credit Agreement (defined below), together with interest on the unpaid principal amount of the Advances from the date hereof until such principal amount is paid in full at the interest rate and on the dates specified in the Credit Agreement.

                  This Note is the Note referred to in, and is entitled to the benefits of, and is subject to the terms of, the Revolving Credit Agreement dated as of July 22, 1994, by and between the Borrowers and the Bank, as amended by a First Amendment to Revolving Credit Agreement dated as of January 30, 1995, a Second Amendment to Revolving Credit Agreement and to Revolving Note dated as of July 20, 1995, a Third Amendment to Revolving Credit Agreement dated as of October 2, 1995, a Fourth Amendment to Revolving Credit Agreement and to Revolving Note dated as of November 28, 1995, a Fifth Amendment to Revolving Credit Agreement and to Revolving Note dated as of December 28, 1995 and by a Sixth Amendment to Revolving Credit Agreement of even date herewith, (such Credit Agreement, as amended, supplemented, modified or restated from time to time herein called the "Credit Agreement"), which Credit Agreement, among other things (i) provides for the making of Advances by the Bank to the Borrowers subject to the terms of the Credit Agreement and (ii) contains provisions for the mandatory prepayment hereof and for acceleration of the maturity hereof upon the happening of certain stated events.

                  This Note is issued in substitution for, and in replacement of, but not in payment of, the Borrowers' Revolving Note dated October 2, 1995, payable to the order of the Bank in the original principal amount of $3,500,000, as amended, and the Revolving Note of K-Tel, Inc. dated January 30, 1995, payable to the order of the Bank in the original principal amount of $3,000,000, as amended.

                                       K-TEL INTERNATIONAL (USA), INC.


                                       By    /S/ Mark Dixon
                                       -------------------------------------
                                             Its      V.P.


                                      DOMINION ENTERTAINMENT, INC.


                                       By    /S/ Mark Dixon
                                       -------------------------------------
                                             Its      V.P.





                                                    EXHIBIT B TO SIXTH AMENDMENT
                                                   TO REVOLVING CREDIT AGREEMENT


                             COMPLIANCE CERTIFICATE

                  In accordance with our Revolving Credit Agreement dated as of July 22, 1994, as amended (such Revolving Credit Agreement, together with any and all amendments, supplements or modifications thereto or restatements thereof is herein called the "Credit Agreement"), attached are the financial statements of K-TEL INTERNATIONAL (USA), INC. ("K-Tel USA") and of DOMINION ENTERTAINMENT, INC. ("Dominion"; collectively, K-Tel USA and Dominion are called the "Borrowers") as of and for the month and year-to-date period ended _______________ __, 1996 (the "Current Financials").

                  I certify that the Current Financials have been prepared in accordance with generally accepted accounting principles, subject to year-end audit adjustments.

Defaults and Events of Default.  (check one)

         |_| I have no knowledge of the occurrence of any Default or Event of Default under the Credit Agreement which has not previously been reported to you and remedied.

         |_| Attached is a detailed description of all Defaults and Events of Default of which I have knowledge and which have not previously been reported to you and remedied.

                  For the date and periods covered by the Current Financials, the Borrowers are in compliance with the covenants set forth in Sections 5.7, 5.8, 5.9, 5.10, 5.11 and 6.13 of the Credit Agreement, except as indicated below. The calculations made to determine compliance are as follows:


Covenant                                             Actual                     Requirement
--------                                             ------                     -----------
5.7)     Current Ratio of K-Tel USA

         As of month ending
         ________________________                    ____ to 1                  Minimum 1.0 to 1

5.8)     Debt to Capital Base Ratio of
         K-Tel USA

         As of month ending
         ________________________                    ____ to 1                  Minimum 13.0 to 1

5.9)     Debt to Capital Base Ratio
         of Dominion

         As of month ending
         ________________________                    ____ to 1                  Maximum .50 to 1

5.10)    Capital Base of K-Tel USA

         As of month ending
         ________________________                    $________                  Minimum $1,500,000

5.11)    Capital Base of Dominion

         As of month ending
         ________________________                    $________                  Minimum $1,800,000



                                       K-TEL INTERNATIONAL (USA), INC.


                                       By
                                          -------------------------------------
                                          Its


                                       DOMINION ENTERTAINMENT, INC.


                                       By
                                          -------------------------------------
                                          Its